UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2012

Item 1. Schedule of Investments.

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2012 / Unaudited

	Shares	Value
Common Stocks–95.1%
Consumer Discretionary–12.4%
Automobiles–0.9%
Astra International Tbk PT	351,074,000	$265,313,650
Diversified Consumer Services–2.3%
Estacio Participacoes SA1	10,866,000	199,084,566
Kroton Educacional SA1,2	11,364,377	220,394,882
MegaStudy Co. Ltd.[1]	338,987	24,104,907
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	10,457,867	210,830,599

		654,414,954
Hotels, Restaurants & Leisure–2.9%
Ctrip.com International Ltd., ADR[1,2]	13,554,519	258,891,313
Genting Bhd	44,356,400	131,329,090
Genting Singapore plc	149,389,000	156,658,955
Home Inns & Hotels Management, Inc., ADR[1,2]	4,389,313	117,984,733
Jollibee Foods Corp.[1]	55,136,213	140,908,150

		805,772,241
Internet & Catalog Retail–0.3%
B2W Compania Global Do Varejo[1,2]	11,430,158	81,842,670
Media–1.9%
Grupo Televisa SAB, Sponsored ADR	5,944,603	140,708,753
Sun TV Network Ltd.	13,706,031	102,527,512
Zee Entertainment Enterprises Ltd.[1]	80,902,731	290,399,085

		533,635,350
Multiline Retail–2.0%
Lojas Americanas SA, Preference[1]	46,098,573	405,584,600
Shinsegae Co. Ltd.[1]	705,145	131,215,512

		536,800,112
Textiles, Apparel & Luxury Goods–2.1%
Burberry Group plc	5,967,170	123,041,076
Prada SpA	39,651,100	327,432,892
Salvatore Ferragamo Italia SpA	6,839,237	153,078,984

		603,552,952
Consumer Staples–24.5%
Beverages–9.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,103,020	205,209,458
Carlsberg AS, Cl. B1	6,142,446	598,043,354
Compania de Bebidas das Americas, ADR	6,340,100	263,811,561
Fomento Economico Mexicano SAB de CV	44,210,550	432,108,650
Fomento Economico Mexicano SAB de CV, ADR	4,403,358	431,881,353
Nigerian Breweries plc	188,827,399	168,486,602
SABMiller plc	9,042,034	409,611,285

		2,509,152,263
Food & Staples Retailing–8.0%
Almacenes Exito SA	12,397,467	245,873,078
Almacenes Exito SA, GDR[3]	11,250,373	217,029,820
BIM Birlesik Magazalar AS	4,017,116	182,662,605
Compania Brasileira de Distribuicao Grupo Pao de Acucar, ADR	5,658,574	244,903,083
Dairy Farm International Holdings Ltd.	3,734,030	40,252,843
E-Mart Co. Ltd.[1]	1,515,458	305,092,897
Inretail Peru Corp., GDR[2,3]	4,459,100	90,965,640
Magnit[1]	4,163,369	606,712,281
Magnit OJSC, Sponsored GDR[1]	305,540	10,779,451
Sun Art Retail Group Ltd.	1,852,000	2,838,863
Wal-Mart de Mexico SAB de CV	87,622,010	274,990,616

		2,222,101,177
Food Products–3.7%
Tingyi Cayman Islands Holding Corp.	135,442,000	396,703,750
Unilever plc	8,065,038	310,501,250
Want Want China Holdings Ltd.	238,277,000	348,029,166

		1,055,234,166
Household Products–1.6%
Hindustan Unilever Ltd.	27,701,485	274,519,450
Unilever Indonesia Tbk PT	59,343,000	162,994,533

		437,513,983

1         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Personal Products–2.2%
Colgate-Palmolive India Ltd.[1]	7,320,782	$194,193,517
Marico Ltd.	30,906,283	126,079,680
Natura Cosmeticos SA	11,494,800	304,261,460

		624,534,657
Energy–9.1%
Energy Equipment & Services–2.1%
China Oilfield Services Ltd., Cl. H	33,162,000	66,065,557
Eurasia Drilling Co. Ltd., GDR	4,266,601	138,877,863
Saipem SpA	1,389,503	61,857,653
Technip SA	351,230	40,800,677
Tenaris SA, ADR	7,983,702	318,869,058

		626,470,808
Oil, Gas & Consumable Fuels–7.0%
BG Group plc	20,799,840	356,571,752
China Shenhua Energy Co. Ltd., Cl. H	34,552,500	141,550,137
CNOOC Ltd.	121,112,000	257,844,701
NovaTek OAO, Sponsored GDR	4,570,216	501,352,695
Petroleo Brasileiro SA, Cl. A, Sponsored ADR	9,657,109	169,482,263
Tullow Oil plc	23,547,767	519,501,533

		1,946,303,081
Financials–19.1%
Commercial Banks–8.8%
Akbank TAS	39,487,531	185,189,305
Banco Bradesco SA, ADR	8,744,000	147,248,960
Banco Davivienda SA, Preference[1]	11,627,728	146,179,348
Banco Santander Chile	880,268,212	59,373,949
Bancolombia SA, Sponsored ADR	2,134,865	137,207,774
Commercial International Bank Egypt SAE	29,796,471	156,759,375
Credicorp Ltd.	796,300	111,402,370
Grupo Financiero Inbursa SAB de CV	52,758,322	146,076,686
Guaranty Trust Bank plc	462,116,475	56,828,432
HDFC Bank Ltd., ADR	9,566,453	402,939,000
ICICI Bank Ltd., Sponsored ADR	7,955,160	326,082,008
Siam Commercial Bank PCL	31,323,600	165,854,839
Standard Bank Group Ltd./South Africa	11,185,180	132,291,199
Turkiye Garanti Bankasi AS	39,957,189	189,628,096
Zenith Bank plc	582,636,195	64,021,480

		2,427,082,821
Diversified Financial Services–4.4%
BM&FBovespa SA	79,156,798	475,652,043
Haci Omer Sabanci Holding AS	77,072,675	397,688,706
Hong Kong Exchanges & Clearing Ltd.	22,478,334	358,193,885

		1,231,534,634
Insurance–1.0%
AIA Group Ltd.	74,030,400	289,427,514
Real Estate Management & Development–2.8%
Hang Lung Group Ltd.	19,209,750	106,208,587
Hang Lung Properties Ltd.	61,669,881	225,586,582
SM Prime Holdings, Inc.[1]	964,867,872	367,164,199
Soho China Ltd.	104,972,500	79,099,817

		778,059,185
Thrifts & Mortgage Finance–2.1%
Housing Development Finance Corp.	37,347,575	574,752,368
Health Care–1.1%
Health Care Equipment & Supplies–0.1%
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	21,486,000	22,372,586
Health Care Providers & Services–0.4%
Sinopharm Group Co. Ltd., Cl. H	32,360,000	100,000,258
Pharmaceuticals–0.6%
Cipla Ltd.	12,826,053	97,854,803
Sun Pharmaceutical Industries Ltd.	5,741,133	74,937,116

		172,791,919
Industrials–3.7%
Aerospace & Defense–0.7%
Embraer SA, ADR	8,001,222	199,470,465
Construction & Engineering–0.4%
FLSmidth & Co.	1,980,306	113,371,422

2         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Industrial Conglomerates–1.7%
Enka Insaat ve Sanayi AS	54,795,769	$145,970,764
Jardine Strategic Holdings Ltd.	1,860,677	63,300,232
SM Investments Corp.	12,648,325	271,278,577

		480,549,573
Transportation Infrastructure–0.9%
DP World Ltd.[4]	17,386,824	211,707,875
DP World Ltd.[4]	2,412,935	30,137,558

		241,845,433
Information Technology–16.4%
Communications Equipment–0.2%
HTC Corp.	6,485,127	59,373,710
Electronic Equipment, Instruments, & Components–0.5%
Synnex Technology International Corp.	71,816,174	136,938,667
Internet Software & Services–10.2%
Baidu, Inc., Sponsored ADR[2]	10,027,633	965,761,334
Mail.ru Group Ltd., GDR	4,637,523	153,038,259
MercadoLibre, Inc.	1,420,070	102,174,036
NetEase, Inc., ADR[2]	4,764,279	208,961,277
NHN Corp.[1]	2,526,224	587,900,862
Tencent Holdings Ltd.	11,708,400	381,306,309
Yandex NV, Cl. A1,2	15,056,050	328,523,011
Youku Tudou, Inc., ADR[1,2]	5,043,206	86,037,094

		2,813,702,182
IT Services–3.8%
Infosys Ltd.	17,573,497	787,003,193
Tata Consultancy Services Ltd.	11,083,042	268,757,911

		1,055,761,104
Semiconductors & Semiconductor Equipment–1.7%
Epistar Corp.[1]	60,390,000	89,793,075
Taiwan Semiconductor Manufacturing Co. Ltd.	119,263,429	405,152,490

		494,945,565
Materials–4.0%
Chemicals–0.6%
Asian Paints Ltd.	1,937,450	154,226,648
Construction Materials–0.3%
Ambuja Cements Ltd.	12,098,930	46,376,081
Semen Gresik Persero Tbk PT	9,244,500	14,261,594
Ultratech Cement Ltd.	497,819	18,486,890

		79,124,565
Metals & Mining–3.1%
Anglo American plc	16,668,927	462,683,542
Impala Platinum Holdings Ltd.	12,503,345	203,433,912
Vale SA, Preference, ADR	11,892,540	203,243,509

		869,360,963
Telecommunication Services—4.8%
Wireless Telecommunication Services–4.8%
America Movil SAB de CV, Series L, ADR	40,526,782	956,026,787
MTN Group Ltd.	20,602,275	379,189,942

		1,335,216,729

Total Common Stocks (Cost $21,689,825,049)		26,532,550,375
Structured Securities–0.1%
UBS AG, Viet Nam Dairy Products JSC Equity Linked Nts., 1/31/13[2,5] (Cost $21,921,634)	5,323,496	32,774,103
Investment Company–5.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[1,6] (Cost $1,383,965,233)	1,383,965,233	1,383,965,233

		Value
Total Investments, at Value (Cost $23,095,711,916)	100.2%	$27,949,289,711
Liabilities in Excess of Other Assets	(0.2)	(50,696,156)

Net Assets	100.0%	$27,898,593,555

3         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2012 / Unaudited

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions	Shares November 30, 2012
B2W Compania Global Do Varejo	11,430,158	—	—	11,430,158
Banco Davivienda SA, Preference	11,608,902	18,826	—	11,627,728
Carlsberg AS, Cl. B	6,571,513	—	429,067	6,142,446
CFAO[a]	3,637,824	—	3,637,824	—
Colgate-Palmolive India Ltd.	7,320,782	—	—	7,320,782
Ctrip.com International Ltd., ADR	13,554,519	—	—	13,554,519
E-Mart Co. Ltd.	1,556,710	—	41,252	1,515,458
Epistar Corp.	60,390,000	—	—	60,390,000
Estacio Participacoes SA	10,866,000	—	—	10,866,000
Home Inns & Hotels Management, Inc., ADR	4,389,313	—	—	4,389,313
Jollibee Foods Corp.	55,136,213	—	—	55,136,213
Kroton Educacional SA	11,364,377	—	—	11,364,377
Lojas Americanas SA, Preference	46,098,573	—	—	46,098,573
Magnit[a]	4,741,774	—	578,405	4,163,369
Magnit OJSC, Sponsored GDR[a]	4,329,830	—	4,024,290	305,540
MegaStudy Co. Ltd.	499,330	—	160,343	338,987
New Oriental Education & Technology Group, Inc., Sponsored ADR	10,457,867	—	—	10,457,867
NHN Corp.	2,797,857	—	271,633	2,526,224
Oppenheimer Institutional Money Market Fund, Cl. E	1,060,435,956	995,647,169	672,117,892	1,383,965,233
Shinsegae Co. Ltd.	705,145	—	—	705,145
SM Prime Holdings, Inc.	1,333,366,572	—	368,498,700	964,867,872
Yandex NV, Cl. A	13,981,660	1,074,390	—	15,056,050
Youku Tudou, Inc., ADR	2,059,046	2,984,160	—	5,043,206
Zee Entertainment Enterprises Ltd.	80,902,731	—	—	80,902,731

4         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Value		Income	Realized Gain (Loss)
B2W Compania Global Do Varejo	$81,842,670		$—	$—
Banco Davivienda SA, Preference	146,179,348		1,681,476	—
Carlsberg AS, Cl. B	598,043,354		—	(9,739,576)
CFAO[a]	—		—	37,261,122
Colgate-Palmolive India Ltd.	194,193,517		1,808,459	—
Ctrip.com International Ltd., ADR	258,891,313		—	—
E-Mart Co. Ltd.	305,092,897		—	(1,496,163)
Epistar Corp.	89,793,075		230,062	—
Estacio Participacoes SA	199,084,566		—	—
Home Inns & Hotels Management, Inc., ADR	117,984,733		—	—
Jollibee Foods Corp.	140,908,150		1,530,587	—
Kroton Educacional SA	220,394,882		—	—
Lojas Americanas SA, Preference	405,584,600		539,301	—
Magnit[a]	—	[b]	138,156	34,593,481
Magnit OJSC, Sponsored GDR[a]	—	[b]	491,022	57,738,424
MegaStudy Co. Ltd.	24,104,907		—	(19,355,904)
New Oriental Education & Technology Group, Inc., Sponsored ADR	210,830,599		—	—
NHN Corp.	587,900,862		—	20,283,852
Oppenheimer Institutional Money Market Fund, Cl. E	1,383,965,233		527,647	—
Shinsegae Co. Ltd.	131,215,512		—	—
SM Prime Holdings, Inc.	367,164,199		—	58,815,020
Yandex NV, Cl. A	328,523,011		—	—
Youku Tudou, Inc., ADR	86,037,094		—	—
Zee Entertainment Enterprises Ltd.	290,399,085		—	—

	$6,168,133,607		$6,946,710	$178,100,256

a.	No longer an affiliate as of November 30, 2012
b.	The security is no longer an affiliate, therefore, the value has been excluded from this table.
2.	Non-income producing security.
3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $307,995,460 or 1.10% of the Fund’s net assets as of November 30, 2012.
4.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
5.	Restricted security. The aggregate value of restricted securities as of November 30, 2012 was $32,774,103, which represents 0.12% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:
6.	Rate shown is the 7-day yield as of November 30, 2012.

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
UBS AG, Viet Nam Dairy Products JSC Equity Linked Nts., 1/31/13	1/31/12-3/23/12	$21,921,634	$32,774,103	$10,852,469

5         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
India	$3,739,135,262	13.5%
China	3,644,277,494	13.0
Brazil	2,914,980,062	10.4
Mexico	2,381,792,845	8.5
United Kingdom	2,181,910,438	7.9
Russia	1,739,283,560	6.2
United States	1,383,965,233	5.0
Turkey	1,306,348,934	4.7
Hong Kong	1,082,969,643	3.8
South Korea	1,048,314,178	3.8
Philippines	779,350,926	2.8
Colombia	746,290,020	2.7
South Africa	714,915,053	2.6
Denmark	711,414,776	2.5
Taiwan	691,257,942	2.4
Italy	542,369,529	1.9
Indonesia	442,569,777	1.5
Luxembourg	318,869,058	1.1
Nigeria	289,336,514	1.0
United Arab Emirates	241,845,433	0.9
Peru	202,368,010	0.7
Thailand	165,854,839	0.6
Egypt	156,759,375	0.6
Singapore	156,658,955	0.6
Malaysia	131,329,090	0.5
Argentina	102,174,036	0.4
Chile	59,373,949	0.2
France	40,800,677	0.1
Vietnam	32,774,103	0.1

Total	$27,949,289,711	100.0%

Spot Currency Exchange Contracts as of November 30, 2012 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation
JPMorgan Chase
Philippine Peso (PHP)	Sell	478,963	PHP	12/3/12	$11,713,439	$5,732

6         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

7         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

8         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service r broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

9         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$3,481,331,929	$—	$—	$3,481,331,929
Consumer Staples	6,540,540,786	307,995,460	—	6,848,536,246
Energy	2,572,773,889	—	—	2,572,773,889
Financials	5,300,856,522	—	—	5,300,856,522
Health Care	295,164,763	—	—	295,164,763
Industrials	1,035,236,893	—	—	1,035,236,893
Information Technology	4,560,721,228	—	—	4,560,721,228
Materials	1,102,712,176	—	—	1,102,712,176
Telecommunication Services	1,335,216,729	—	—	1,335,216,729
Structured Securities	—	32,774,103	—	32,774,103
Investment Company	1,383,965,233	—	—	1,383,965,233

Total Investments, at value	$27,608,520,148	$340,769,563	$—	$27,949,289,711

Other Financial Instruments:
Foreign currency exchange contracts	—	5,732	—	5,732

Total Assets	$27,608,520,148	$340,775,295	$—	$27,949,295,443

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

10         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$461,237,817	$—	$—	$(461,237,817)
Consumer Staples	295,821,174	(203,905,707)	203,905,707	(295,821,174)
Energy	214,117,716	—	—	(214,117,716)
Financials	452,620,917	—	—	(452,620,917)
Industrials	110,357,059	—	—	(110,357,059)
Information Technology	482,622,390	—	—	(482,622,390)

Total Assets	$2,016,777,073	$(203,905,707)	$203,905,707	$(2,016,777,073)

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
**	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

There are no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

11         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $5,732, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

12         OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the three month period ended November 30, 2012 the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $28,870,146 and $37,106,010, respectively.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$23,119,903,754

Gross unrealized appreciation	$7,218,755,386
Gross unrealized depreciation	(2,389,369,429)

Net unrealized appreciation	$4,829,385,957

13         OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	1/9/2013